UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2016

AFFINION GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55577	16-1732155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133895	16-1732152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, effective January 1, 2016, Affinion Group Holdings, Inc. (“Affinion Holdings”) and Affinion Group, Inc. (“Affinion” and, together with Affinion Holdings, the “Company”) implemented a new globalized organizational structure (the “Global Reorganization”) to better support its key strategic initiatives and enhance long-term revenue growth. This new organizational structure allows the Company to combine similar lines of business on common platforms and shared infrastructures on a global basis to drive best practices and efficiencies with meaningful cost savings. In addition, the Company intends to no longer materially invest in lines of business that it believes are not essential to its long-term growth prospects. The Company remains committed to its business strategy of pursuing initiatives that maintain and enhance its position as a global leader in loyalty and customer engagement solutions. The implementation of the new global organizational structure marks another major step in the Company’s strategic plan and ongoing transformation.

Effective January 1, 2016, the Company has the following four new operating segments:

•	Global Loyalty. This segment consists of all of the Company’s loyalty assets globally in which it is a provider of end-to-end loyalty solutions that help clients reward, motivate and retain customers, including program design, points management and administration, and broad-based fulfilment and redemption.

•	Global Customer Engagement. This segment combines all of the Company’s global customer engagement programs in which the Company or its partners expect to actively market. Through the Global Customer Engagement business, the Company expects that it will continue to be a leading global solutions provider that delivers a flexible mix of benefits and services for its clients that meet customers’ needs, including products that are designed to help consumers save money and gain peace of mind.

•	Insurance Solutions. This segment consists of the domestic insurance business, in which the Company is a leading third-party agent, administrator and marketer of certain Accident and Life insurance products.

•	Legacy Membership and Package. This segment combines all global membership programs in which the Company no longer expects to actively market (which were previously reported predominantly in the Company’s Membership Products segment and to a lesser extent in its International Products segment) and also includes the domestic Package business (which, through December 31, 2015, was reported in the Company’s Insurance and Package segment). This segment includes membership programs that were marketed with many of the Company’s large domestic financial institution partners. Although the Company will continue to service these members, the Company expects that cash flows and revenues will decrease over time due to the anticipated attrition of the member base in this operating segment.

The Company is filing this Current Report on Form 8-K to recast selected financial data for the years ended December 31, 2015 and 2014 and for the quarters ended March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 to reflect this change in segment reporting. The recasting of previously issued financial information does not represent a restatement of previously issued financial statements. The recasted selected financial data for the quarter ended March 31, 2016 is the same information that was previously reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

Segment EBITDA consists of income from operations before depreciation and amortization. Segment EBITDA is the measure management uses to evaluate segment performance, and the Company presents Segment EBITDA to enhance your understanding of its operating performance. The Company uses Segment EBITDA as one criterion for evaluating its performance relative to that of its peers. The Company believes that Segment EBITDA is an operating performance measure, and not a liquidity measure, that provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. However, Segment EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States (“U.S. GAAP”), and Segment EBITDA may not be comparable to similarly titled measures of other companies. You should not consider Segment EBITDA as an alternative to operating or net income determined in accordance with U.S. GAAP, as an indicator of operating performance or as an alternative to cash flows from operating activities determined in accordance with U.S. GAAP, or as an indicator of cash flows, or as a measure of liquidity.

Adjusted EBITDA consists of Segment EBITDA adjusted to exclude the financial impact of certain transactions as specified in the Company’s senior secured credit facility. Adjusted EBITDA is a supplemental measure of the Company’s performance that is neither required by, nor presented in accordance with, U.S. GAAP. The Company believes that Adjusted EBITDA on a consolidated basis and for each segment provides supplemental information useful to investors as it is frequently used by the financial community to analyze performance period to period, to analyze a company’s ability to service its debt and to facilitate comparisons among companies. The Company believes Adjusted EBITDA also provides additional supplemental information to compare results among its segments. However, Adjusted EBITDA is not a measurement of financial performance under U.S. GAAP, and Adjusted EBITDA may not be comparable to similarly titled measures of other companies. You should not consider Adjusted EBITDA as an alternative to operating or net income determined in accordance with U.S. GAAP, as an indicator of operating performance or as an alternative to cash flows from operating activities, determined in accordance with U.S. GAAP, or as an indicator of cash flows, or as a measure of liquidity.

The Company believes that Adjusted EBITDA for each segment provides supplemental information useful to investors as it is frequently used by the financial community to analyze performance period to period, to analyze a company’s ability to service its debt and to facilitate comparisons among companies. The Company believes Adjusted EBITDA also provides additional supplemental information to compare results among our segments. However, Adjusted EBITDA by segment is not a measurement of financial performance under U.S. GAAP, and Adjusted EBITDA by segment may not be comparable to similarly titled measures of other companies. You should not consider Adjusted EBITDA by segment as an alternative to operating or net income determined in accordance with U.S. GAAP, as an indicator of operating performance or as an alternative to cash flows from operating activities, determined in accordance with U.S. GAAP, or as an indicator of cash flows, or as a measure of liquidity.

In addition, in an effort to provide more visibility into the trends in each of the Company’s new operating segments, the Company has included updated metrics that align with its new segments. The new metrics permit investors to directionally reconcile to the new reporting segments from a top-line perspective.

The table below sets forth the selected financial data for the years ended December 31, 2015 and 2014 presented on a basis consistent with the Company’s new operating segments:

	Net Revenues			Segment EBITDA		Adjusted EBITDA
	2015		2014	2015	2014	2015	2014
Global Loyalty	$171.0		$178.8	$60.9	$69.3	$61.9	$71.1
Global Customer Engagement	418.2	(a)	416.1	58.5	23.9	66.5	50.2
Insurance Solutions	231.8		226.4	70.1	56.4	70.6	63.6

Subtotal	821.0		821.3	189.5	149.6	199.0	184.9
Legacy Membership and Package	350.0		423.4	86.3	95.4	119.0	144.6
Eliminations	(1.2)		(1.9)	—	—	—	—
Corporate	—		—	(57.3)	(71.6)	(49.5)	(47.8)
Impairment of goodwill and other long-lived assets	—		—	(93.2)	(292.4)	—	—

Total	$1,169.8		$1,242.8	125.3	(119.0)	268.5	281.7

Effect of purchase accounting, reorganizations and non-recurring revenues and gains				—	—	(0.1)	(0.1)
Certain legal costs				—	—	(7.1)	(40.1)
Net cost savings				—	—	(14.9)	(25.9)
Other, net				—	—	(121.1)	(334.6)
Depreciation and amortization				(89.8)	(109.7)	(89.8)	(109.7)

Income (loss) from operations				$35.5	$(228.7)	$35.5	$(228.7)

(a)	On a currency consistent basis with the twelve months ended December 31, 2014, Global Customer Engagement net revenues would have been $464.1 million.

The allocation by operating segment of adjustments to Segment EBITDA to derive Adjusted EBITDA for the years ended December 31, 2015 and 2014 are as follows:

	For the Year Ended December 31, 2015
	Global Loyalty Products	Global Customer Engagement	Insurance Solutions	Legacy Membership and Package	Corporate	Impairment of goodwill and other long- lived assets	Total
Effect of purchase accounting, reorganizations and non-recurring revenues and gains	$—	$—	$—	$0.1	$—	$—	$0.1
Certain legal costs	—	—	—	7.0	0.1	—	7.1
Net cost savings	—	5.8	—	6.3	2.8	—	14.9
Other, net	1.0	2.2	0.5	19.3	4.9	93.2	121.1

Total	$1.0	$8.0	$0.5	$32.7	$7.8	$93.2	$143.2

	For the Year Ended December 31, 2014
	Global Loyalty Products	Global Customer Engagement	Insurance Solutions	Legacy Membership and Package	Corporate	Impairment of goodwill and other long- lived assets	Total
Effect of purchase accounting, reorganizations and non-recurring revenues and gains	$—	$—	$—	$0.1	$—	$—	$0.1
Certain legal costs	—	2.5	—	36.9	0.7	—	40.1
Net cost savings	0.4	16.4	—	9.1	—	—	25.9
Other, net	1.4	7.4	7.2	3.1	23.1	292.4	334.6

Total	$1.8	$26.3	$7.2	$49.2	$23.8	$292.4	$400.7

The tables below set forth the selected financial data for the three months ended March 31, June 30, September 30 and December 31, 2015 presented on a basis consistent with the Company’s new operating segments, as well as the allocation by operating segment of adjustments to Segment EBITDA to derive Adjusted EBITDA for each of the periods:

	Three Months Ended March 31, 2015
	Net Revenues	Segment EBITDA	Adjusted EBITDA
Global Loyalty	$47.1	$15.6	$16.5
Global Customer Engagement	104.1	12.0	13.1
Insurance Solutions	59.7	18.8	18.8

Subtotal	210.9	46.4	48.4
Legacy Membership and Package	91.8	14.5	21.9
Eliminations	(0.4)	—	—
Corporate	—	(13.4)	(11.9)

Total	$302.3	47.5	58.4

Effect of purchase accounting, reorganizations and non-recurring revenues and gains		—	0.1
Certain legal costs		—	(1.4)
Net cost savings		—	(6.8)
Other, net		—	(2.8)
Depreciation and amortization		(24.2)	(24.2)

Income from operations		$23.3	$23.3

	Three Months Ended March 31, 2015
	Global Loyalty Products	Global Customer Engagement	Insurance Solutions	Legacy Membership and Package	Corporate	Impairment of goodwill and other long- lived assets	Total
Effect of purchase accounting, reorganizations and non-recurring revenues and gains	$—	$(0.1)	$—	$—	$—	$—	$(0.1)
Certain legal costs	—	—	—	1.4	—	—	1.4
Net cost savings	—	0.7	—	4.1	2.0	—	6.8
Other, net	0.9	0.5	—	1.9	(0.5)	—	2.8

Total	$0.9	$1.1	$—	$7.4	$1.5	$—	$10.9

	Three Months Ended June 30, 2015
	Net Revenues	Segment EBITDA	Adjusted EBITDA
Global Loyalty	$43.9	$14.9	$15.0
Global Customer Engagement	102.7	12.0	14.4
Insurance Solutions	59.0	18.4	18.4

Subtotal	205.6	45.3	47.8
Legacy Membership and Package	89.7	24.4	26.7
Eliminations	(0.3)	—	—
Corporate	—	(14.6)	(12.4)

Total	$295.0	55.1	62.1

Effect of purchase accounting, reorganizations and non-recurring revenues and gains		—	—
Certain legal costs		—	(0.9)
Net cost savings		—	(1.6)
Other, net		—	(4.5)
Depreciation and amortization		(23.8)	(23.8)

Income from operations		$31.3	$31.3

	Three Months Ended June 30, 2015
	Global Loyalty Products	Global Customer Engagement	Insurance Solutions	Legacy Membership and Package	Corporate	Impairment of goodwill and other long- lived assets	Total
Effect of purchase accounting, reorganizations and non-recurring revenues and gains	$—	$—	$—	$—	$—	$—	$—
Certain legal costs	—	—	—	0.9	—	—	0.9
Net cost savings	—	1.6	—	—	—	—	1.6
Other, net	0.1	0.8	—	1.4	2.2	—	4.5

Total	$0.1	$2.4	$—	$2.3	$2.2	$—	$7.0

	Three Months Ended September 30, 2015
	Net Revenues	Segment EBITDA	Adjusted EBITDA
Global Loyalty	$40.8	$14.5	$14.5
Global Customer Engagement	106.1	16.8	19.0
Insurance Solutions	56.8	18.1	18.1

Subtotal	203.7	49.4	51.6
Legacy Membership and Package	87.9	32.3	36.1
Eliminations	(0.3)	—	—
Corporate	—	(19.6)	(12.2)

Total	$291.3	62.1	75.5

Effect of purchase accounting, reorganizations and non-recurring revenues and gains		—	(0.2)
Certain legal costs		—	(2.4)
Net cost savings		—	(3.5)
Other, net		—	(7.3)
Depreciation and amortization		(23.7)	(23.7)

Income from operations		$38.4	$38.4

	Three Months Ended September 30, 2015
	Global Loyalty Products	Global Customer Engagement	Insurance Solutions	Legacy Membership and Package	Corporate	Impairment of goodwill and other long- lived assets	Total
Effect of purchase accounting, reorganizations and non-recurring revenues and gains	$—	$0.1	$—	$0.1	$—	$—	$0.2
Certain legal costs	—	—	—	2.3	0.1	—	2.4
Net cost savings	—	0.9	—	1.8	0.8	—	3.5
Other, net	—	1.2	—	(0.4)	6.5	—	7.3

Total	$—	$2.2	$—	$3.8	$7.4	$—	$13.4

	Three Months Ended December 31, 2015
	Net Revenues	Segment EBITDA	Adjusted EBITDA
Global Loyalty	$39.2	$15.9	$15.9
Global Customer Engagement	105.3	17.7	20.0
Insurance Solutions	56.3	14.8	15.3

Subtotal	200.8	48.4	51.2
Legacy Membership and Package	80.6	15.1	34.3
Eliminations	(0.2)	—	—
Corporate	—	(9.7)	(13.0)
Impairment of goodwill and other long-lived assets	—	(93.2)	—

Total	$281.2	(39.4)	72.5

Effect of purchase accounting, reorganizations and non-recurring revenues and gains		—	—
Certain legal costs		—	(2.4)
Net cost savings		—	(3.0)
Other, net		—	(106.5)
Depreciation and amortization		(18.1)	(18.1)

Loss from operations		$(57.5)	$(57.5)

	Three Months Ended December 31, 2015
	Global Loyalty Products	Global Customer Engagement	Insurance Solutions	Legacy Membership and Package	Corporate	Impairment of goodwill and other long-lived assets	Total
Effect of purchase accounting, reorganizations and non-recurring revenues and gains	$—	$—	$—	$—	$—	$—	$—
Certain legal costs	—	—	—	2.4	—	—	2.4
Net cost savings	—	2.6	—	0.4	—	—	3.0
Other, net	—	(0.3)	0.5	16.4	(3.3)	93.2	106.5

Total	$—	$2.3	$0.5	$19.2	$(3.3)	$93.2	$111.9

The Company manages its business using a portfolio approach, meaning that it allocates and reallocates its marketing investments in the ongoing pursuit of the highest and best available returns, allocating its resources to whichever products, geographies and programs offer the best opportunities. With the globalization of the Company’s clients, the continued evolution of the Company’s programs and services and the ongoing refinement and execution of the Company’s marketing allocation strategy, the Company has developed the following table that it believes captures the way it looks at the businesses (amounts in thousands, except dollars per unit).

	Twelve Months Ended			Three Months Ended
	December 31, 2014	December 31, 2015		March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Global Loyalty
Gross Transactional Sales Volume (1)	$1,695,959	$1,878,919		$488,244	$463,523	$440,680	$486,472
Gross Transactional Sales Volume per Transaction (1)	$145.31	$127.65		$162.42	$146.47	$131.44	$93.64
Total Transactions	11,671	14,719		3,006	3,165	3,353	5,195
Global Customer Engagement
Average Subscribers (2)	2,764	2,723		2,764	2,734	2,717	2,677
Annualized Net Revenue per Average Subscriber (3)	$98.81	$103.71		$100.27	$102.25	$106.48	$105.95
Engagement Solutions Platform Revenue	$142,965	$135,763	(4)	$34,738	$32,886	$33,829	$34,310
Insurance Solutions
Average Supplemental Insureds (2)	3,756	3,538		3,652	3,560	3,490	3,451
Annualized Net Revenue per Supplemental Insured (3)	$59.00	$64.17		$64.00	$64.95	$63.78	$63.91
Legacy Membership and Package
Average Legacy Members (2)	3,979	3,437		3,825	3,760	3,415	2,749
Annualized Net Revenue per Legacy Member (3)	$91.63	$87.40		$81.95	$83.45	$91.58	$95.21

(1)	Gross Transactional Sales Volume primarily includes the gross sales amount of travel bookings, gift cards and merchandise redeemed by customers of the Company’s clients’ programs that the Company supports and excludes cash redemptions and revenue generated from programming, platform, administration and other non-transactional services. Gross Transactional Sales Volume per Transaction is calculated by taking the Gross Transactional Sales Volume reported for the period and dividing it by the total transactions for the same period.
(2)	Average Subscribers, Average Supplemental Insureds and Average Legacy Members for the period are all calculated by determining the average subscribers, insureds or members, as applicable, for each month in the period (adding the number of subscribers, insureds or members, as applicable, at the beginning of the month with the number of subscribers, insureds or members, as applicable, at the end of the month and dividing that total by two) and then averaging that result for the period. A subscriber’s, insured’s or member’s, as applicable, account is added or removed in the period in which the subscriber, insured or member, as applicable, has joined or cancelled.
(3)	Annualized Net Revenue per Average Subscriber and Supplemental Insured are all calculated by taking the revenues as reported for the period and dividing it by the average subscribers or insureds, as applicable, for the period. Quarterly periods are then multiplied by four to annualize this amount for comparative purposes. Upon cancellation of a subscriber or an insured, as applicable, the subscriber’s or insured’s, as applicable, revenues are no longer recognized in the calculation.
(4)	On a currency consistent basis with the twelve months ended December 31, 2014, Engagement Solutions Platform Revenue would have been $158.1 million.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP HOLDINGS, INC.

Date: May 12, 2016	By:	/s/ Gregory S. Miller
	Name:	Gregory S. Miller
	Title:	Executive Vice President and Chief Financial Officer

AFFINION GROUP, INC.

Date: May 12, 2016	By:	/s/ Gregory S. Miller
	Name:	Gregory S. Miller
	Title:	Executive Vice President and Chief Financial Officer